NATIONS FUND, INC.

                           NATIONS EQUITY INCOME FUND

                          Supplement dated May 22, 1998
                      to Prospectuses dated August 1, 1997

The combined prospectuses for the Primary A, Primary B, Investor A, Investor B and Investor C Shares for Nations Equity Income Fund are hereby supplemented by deleting the paragraph regarding Eric S. Williams under the heading "How The Funds Are Managed" and replacing the current paragraph regarding Julie L. Hale with the following:

Julie L. Hale is a Senior Vice President and a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Balanced Assets Fund and Nations Equity Income Fund. Ms. Hale has been the Portfolio Manager for Nations Balanced Assets Fund and Nations Equity Income Fund since May 1995 and May 1998, respectively. Prior to assuming her position with TradeStreet, she was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. She has worked in the investment community since 1981. Her past experience includes research analysis and portfolio management for Mercantile Safe Deposit and Trust and National City Bank. Ms. Hale received a B.S. in Business and Finance from Mount St. Mary's College and an M.B.A. from Kent State University. She holds the Chartered Financial Analyst designation and is a member of the Association of Investment Management and Research as well as the North Carolina Society of Security Analysts, Inc. Ms. Hale is also a member of the National Association for Petroleum Investment Analysts and the World Affairs Council of Washington, D.C.